UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  May 28, 2002
                                 Date of Report
                        (Date of earliest event reported)


                            O'REILLY AUTOMOTIVE, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Missouri                       0-21318                  44-0618012
  -----------------            ----------------          -----------------
  (State or other           (Commission File Number)       I.R.S. Employer
  jurisdiction of                                        Identification No.)
  incorporation or
    organization)








                                233 S. Patterson
                              Springfield, MO 65802
          (Address of principal executive offices, including zip code)

                                 (417) 862-2674
               Registrant's telephone number, including area code


                                 Not applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5. Other Events.

     On May 17, 2002, the company made the announcement contained in the press release filed as Exhibit 99.1 to this Current Report.

Item 7.  Exhibits.

(c)   Exhibit -
      99.1 Press Release dated May 17, 2002.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           O'REILLY AUTOMOTIVE, INC.


                                           By: /s/ James R. Batten
                                           -------------------------------------
                                           James R. Batten
                                           Vice-President of Finance
                                           Chief Financial Officer and Treasurer




Dated:  May 28, 2002




                                 EXHIBIT INDEX

           Exhibit Number                    Exhibit Description
          ----------------         -------------------------------------
               99.1                  Press release dated May 17, 2002

Exhibit 99.1

                           O'REILLY AUTOMOTIVE, INC.

FOR IMMEDIATE RELEASE

For further information contact:                                David O'Reilly
                                                                James R. Batten
                                                                (417) 862-2674
________________________________________________________________________________

               O'REILLY AUTOMOTIVE ADOPTS STOCKHOLDER RIGHTS PLAN
________________________________________________________________________________

Springfield, MO, May 17, 2002 -- O'Reilly Automotive Inc. (the "Company") (Nasdaq:ORLY), announced its Board of Directors has adopted a Stockholder Rights Plan in which rights will be distributed as a dividend at the rate of one Right for each share of common stock, par value $.01 per share, of the Company held by stockholders of record as of the close of business on May 31, 2002.

The Rights Plan is designed to deter coercive takeover tactics including the accumulation of shares in the open market or through private transactions and to prevent an acquiror from gaining control of the Company without offering a fair and adequate price to all of the Company's stockholders. The Rights will expire on May 30, 2012.

Each Right initially will entitle stockholders to buy a unit representing one one-hundredth of a share of a new series of preferred stock of the Company for $160. The Rights generally will be exercisable only if a person or group acquires beneficial ownership of 15% or more of the Company's common stock or commences a tender or exchange offer upon consummation of which such person or group would beneficially own 15% or more of the Company's common stock. If a person of group acquires beneficial ownership of 15% or more of the Company's common stock, each Right (other than Rights held by the acquiror) will, unless the Rights are redeemed by the Company, become exercisable upon payment of the exercise price of $160 for common stock of the Company having a market value of twice the exercise price of the Right.

A copy of the Stockholder Rights Plan will be filed with the Securities and Exchange Commission.